UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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SYNEOS HEALTH, INC.

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Your Vote Counts! SYNEOS HEALTH, INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM EDT SYNEOS HEALTH, INC. 1030 SYNC STREET MORRISVILLE, NC 27560 D35560-P48718 You invested in SYNEOS HEALTH, INC. and now it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders of Syneos Health, Inc. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 12, 2021. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by making a request prior to April 28, 2021. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you make a request by email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 12, 2021 8:00 AM, EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SYNH2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Thomas Allen For 1b. Linda A. Harty For 1c. Alistair Macdonald For 2. To approve on an advisory (nonbinding) basis our executive compensation. For 3. To ratify the appointment of the Company’s independent auditors Deloitte & Touche LLP. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D35561-P48718